UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22039

First Trust Specialty Finance and Financial Opportunities Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Specialty Finance and Financial
Opportunities Fund (FGB)
Semi-Annual Report
For the Six Months Ended
May 31, 2023

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Letter from the Chairman and CEO
May 31, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund), which contains detailed information about the Fund for the six months ended May 31, 2023.
Between developments at the Federal Reserve (the “Fed”), stock market returns, and the myriad of economic data that we have processed here at First Trust over the past six months, I have no shortage of developments to share with you. Let’s begin with the Fed. In a widely expected move, the Fed voted to keep the Federal Funds target rate unchanged at their meeting on June 14, 2023, ending a streak of ten straight interest rate increases over the past 15 months. That said, the Fed also hinted that at least two more interest rate hikes are likely if they are going to bring inflation down to their desired level of 2.0%. Inflation, as measured by the 12-month rate of change in the Consumer Price Index, stood at 4.0% as of June 20, 2023, well below its most recent high of 9.1% in June 2022. Despite tighter monetary policy, the U.S. added 1.57 million jobs this year, a 2.5% annualized growth rate, and real gross domestic product rose at a 1.3% annualized rate in the first quarter of 2023, according to Brian Wesbury, Chief Economist at First Trust.
Driven by developments in Artificial Intelligence, the S&P 500® Index has had an exceptional start to the year, posting a total return of 15.8% for the year-to-date period ended June 16, 2023. The tech-centric Nasdaq-100 Index® has seen a staggering 38.5% total return over the same period. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the S&P 500® Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022). We’ll leave it to the pundits to debate how long this bull market will last, but history shows that bull markets typically fare better when there are longer pauses between interest rate hikes, according to Bloomberg.
Meanwhile, the effects of higher inflation and the Fed’s restrictive monetary policy appear to be taking a toll on the U.S. consumer. U.S. household debt reached a record $17.05 trillion in the first quarter of 2023. Furthermore, total balances for U.S. credit card holders did not decline in the first quarter of the year, marking the first time that has happened since 2001. ATTOM, a property data analytics company, reported that U.S. foreclosure activity (including default notices) for the month of May 2023 increased by 14%, to 35,195 properties, from the same period a year ago, according to its own release. That said, not all the news is negative. The Fed reported that the net worth of U.S. households stood at $148.8 trillion at the end of the first quarter of 2023, up $3 trillion from when it stood at $145.8 trillion at the end of the fourth quarter of 2022, according to MarketWatch. Most of the increase in household net worth can be attributed to the rebound in the stock market. The value of equities held by U.S. households jumped by $2.4 trillion in the first quarter of 2023. As the great economist Milton Friedman famously said, the effects of monetary policy are long and variable. In my opinion, time will reveal the full impact of the tighter economic policies of the past 15 months on the consumer and the U.S. economy.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
“AT A GLANCE”
As of May 31, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FGB
Common Share Price	$2.95
Common Share Net Asset Value (“NAV”)	$3.51
Premium (Discount) to NAV	(15.95)%
Net Assets Applicable to Common Shares	$50,420,232
Current Quarterly Distribution per Common Share(1)	$0.0825
Current Annualized Distribution per Common Share	$0.3300
Current Distribution Rate on Common Share Price(2)	11.19%
Current Distribution Rate on NAV(2)	9.40%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 5/31/23	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (5/25/07) to 5/31/23
Fund Performance(3)
NAV	-0.96%	-3.34%	-0.46%	1.53%	-0.10%
Market Value	-11.04%	-9.01%	-4.46%	-0.36%	-1.46%
Index Performance
Blended Benchmark(4)	-4.25%	-5.54%	4.49%	5.57%	N/A
MSCI U.S. Investable Market Financials Index(5)	-13.65%	-12.02%	2.04%	6.38%	N/A
Asset Classification	% of Total Investments
Common Stocks - Business Development Companies	91.4%
Common Stocks	5.5
Real Estate Investment Trusts (REITs)	3.1
Total	100.0%

Industry Classification	% of Total Investments
Capital Markets	93.1%
Mortgage Real Estate Investment Trusts	3.1
Financial Services	2.5
Banks	1.0
Insurance	0.3
Total	100.0%
Top Ten Holdings	% of Total Investments
Hercules Capital, Inc.	8.6%
Ares Capital Corp.	8.2
Main Street Capital Corp.	7.7
Blackstone Secured Lending Fund	7.1
New Mountain Finance Corp.	6.8
PennantPark Investment Corp.	6.3
BlackRock TCP Capital Corp.	6.0
Golub Capital BDC, Inc.	5.8
Sixth Street Specialty Lending, Inc.	5.6
Barings BDC, Inc.	5.4
Total	67.5%

(1)	Most recent distribution paid through May 31, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	The Blended Benchmark consists of a 70/20/10 blend of the MVIS U.S. Business Development Companies Index, the FTSE NARIET Mortgage REIT Index and the S&P SmallCap Financials Index. The Blended Benchmark return is calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month, the three indices are rebalanced, to account for divergence from that ratio that occurred during the course of each month to the ratios noted above. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above. Since the MVIS U.S. Business Development Companies Index had an inception date of August 4, 2011, the performance of the Blended Benchmark is not available for all of the periods disclosed.
(5)	Because the index has an inception date of June 5, 2007, performance data is not available for all the periods shown.

Portfolio Commentary
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Confluence Investment Management LLC, a registered investment advisor (“Confluence” or the “Sub-Advisor”), located in St. Louis, Missouri, serves as the sub-advisor to the Fund. The investment professionals at Confluence have an average of over 20 years of portfolio management experience each. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.
Confluence Portfolio Management Team
Mark Keller, CFA
Chief Executive Officer and Chief Investment Officer
David Miyazaki, CFA
Senior Vice President and Portfolio Manager
Daniel Winter, CFA
Senior Vice President and Chief Investment Officer - Value Equity
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that the Fund’s Sub-Advisor believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within the industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The Fund is a financial sector fund with a particular focus on a niche called business development companies (“BDCs”). BDCs lend to, and invest in, private companies, oftentimes working with those not large enough to efficiently access the public debt markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized posture and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated return opportunity derived from the private markets.
During the six-month period ended May 31, 2023, the Fund had approximately 91% of its assets invested in 24 BDCs, 5% in large cap financials, and 3% in mortgage-backed real estate investment trusts (“MBS REITs”).

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2023 (Unaudited)
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 5/31/23	1 Year Ended 5/31/23	5 Years Ended 5/31/23	10 Years Ended 5/31/23	Inception (5/25/07) to 5/31/23
Fund Performance(1)
NAV	-0.96%	-3.34%	-0.46%	1.53%	-0.10%
Market Value	-11.04%	-9.01%	-4.46%	-0.36%	-1.46%
Index Performance
Blended Benchmark(2)	-4.25%	-5.54%	4.49%	5.57%	N/A
MSCI U.S. Investable Market Financials Index(3)	-13.65%	-12.02%	2.04%	6.38%	N/A

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distribution, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for period of less than one year. Past performance is not indicative of future results.
(2)	The Blended Benchmark consists of a 70/20/10 blend of the MVIS U.S. Business Development Companies Index, the FTSE NARIET Mortgage REIT Index and the S&P SmallCap Financials Index. The Blended Benchmark returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month, the three indices are rebalanced, to account for divergence from that ratio that occurred during the course of each month to the ratios noted above. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above. Since the MVIS U.S. Business Development Companies Index had an inception date of August 4, 2011, the performance of the Blended Benchmark is not available for all of the periods disclosed.
(3)	Because the index has an inception date of June 5, 2007, performance data is not available for all the periods shown in the table.

Portfolio Commentary (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Semi-Annual Report
May 31, 2023 (Unaudited)
The Fund’s market value total return for the first six months of its fiscal year was below that of the Blended Benchmark, while the net asset value (“NAV”) total return was higher. The difference between the Fund’s market value total return and the NAV total return was a function of the widening of the Fund’s discount to NAV. A good portion of the wider discount formed during and after the failure of Silicon Valley Bank in the first quarter of 2023. Investors developed a high level of concern with regard to small and mid-sized lenders, given that many of the issues contributing to the failure existed in other financial institutions. In response, many regional and smaller bank stocks declined substantially in valuation.
Although BDCs are small and mid-sized lenders, they are substantially different than banks. Their capital is formed with investor equity and various forms of debt, while not utilizing deposits. BDCs also utilize a much lower proportion of debt on their balance sheets and are required to mark their assets to market each quarter. These distinctions reflect a very different business model relative to banks and, accordingly, the banking challenges from the first quarter of 2023 had little direct impact on BDCs. In fact, earnings reports from the BDC industry revealed few, if any, disruptions among BDCs that resulted from the banking crisis. Instead, many management teams conveyed stability, high liquidity, and an expectation that their lending opportunities were likely to improve as the banking industry recovers. Of course, this isn’t to say that BDCs are without risk; rather, we underscore that their risk is much different. During and after the first quarter of the calendar year, the differences were often overlooked and BDC valuations declined, while the Fund’s discount to NAV widened. With the dust settling, we believe the operational results of BDCs will reflect a very different path, one that may pave the way to improving valuations.
The Fund remained well below the Blended Benchmark’s allocation to MBS REITs, which continued to face multiple challenges and a volatile environment. However, as we moved through the early part of 2023, a more constructive setting for the industry began to emerge, fostered by wider MBS spreads and improving visibility with regard to the Federal Reserve’s (the “Fed”) policy. It was particularly helpful for MBS REITs more heavily weighted toward Agency MBS, which is where the Fund was focused.
The Fund’s allocation to large cap financials continued to provide diversification and liquidity in the first half of the Fund’s fiscal year, while also delivering higher relative returns. These companies have lower volatility compared to BDCs or MBS REITs and have contributed to the Fund’s NAV accretion over time.
The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage exposes common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of valuation changes on Common Share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund are generally rising. For the performance referenced above, the use of leverage had a negative impact on returns.
The Fund has a practice of seeking to maintain a relatively stable quarterly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began and ended the period at $0.0825 per share. Based on the $0.0825 per share quarterly distribution, the annualized distribution rate at May 31, 2023 was 9.40% at NAV and 11.19% at market price. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
Although the Fund and its investments often moved with a high correlation to the stocks of smaller lenders during the banking crisis, the direct exposure to banking problems was actually quite limited. Before, during, and after the crisis, BDCs reported stable operating results and we believe they should be well-positioned to take advantage of attractive lending opportunities as the banking industry regroups. This scenario would position BDCs to extend their multi-quarter trend of elevated income and dividend distributions. Still, we are mindful that higher interest rates may cause the economy to slow, which could erode the ability of borrowers to properly service their debt and ultimately lead to higher loan defaults. Credit is one risk factor BDCs share with the banks, and it will remain an important one to monitor in coming quarters.
BDCs have survived, endured, and, in some ways, thrived through a variety of challenging environments, ranging from recessions to the pandemic, rapidly tightening Fed policy, and now a banking crisis. They are certainly not bullet-proof, and some have experienced hardships from these episodes. Nevertheless, we believe the BDC industry is resilient. The highly efficient way BDCs provide capital to the middle market creates a differentiated return opportunity for their shareholders. It remains our pleasure to manage the Fund and we look forward to delivering the unique opportunities offered from this industry.

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Portfolio of Investments
May 31, 2023 (Unaudited)
Shares	Description	Value
COMMON STOCKS – BUSINESS DEVELOPMENT COMPANIES - 104.2%
	Capital Markets – 104.2%
250,000	Ares Capital Corp. (a)	$4,685,000
390,000	Barings BDC, Inc. (a)	3,096,600
332,000	BlackRock TCP Capital Corp. (a)	3,439,520
160,000	Blackstone Secured Lending Fund (a)	4,100,800
71,000	Capital Southwest Corp. (a)	1,299,300
42,565	Crescent Capital BDC, Inc. (a)	573,776
38,500	FS KKR Capital Corp. (a)	744,975
135,000	Goldman Sachs BDC, Inc. (a)	1,776,600
250,000	Golub Capital BDC, Inc. (a)	3,315,000
340,000	Hercules Capital, Inc. (a)	4,916,400
111,000	Main Street Capital Corp. (a)	4,402,260
328,000	New Mountain Finance Corp. (a)	3,926,160
10,000	Oaktree Specialty Lending Corp.	187,100
208,000	OFS Capital Corp. (a)	1,924,000
150,000	Owl Rock Capital Corp. (a)	2,014,500
656,000	PennantPark Investment Corp. (a)	3,621,120
14,551	PhenixFIN Corp.	496,189
44,000	Portman Ridge Finance Corp.	844,800
177,000	Sixth Street Specialty Lending, Inc. (a)	3,221,400
161,000	SLR Investment Corp. (a)	2,239,510
48,000	Trinity Capital, Inc.	606,720
105,000	TriplePoint Venture Growth BDC Corp. (a)	1,107,750
	Total Common Stocks - Business Development Companies	52,539,480
	(Cost $63,463,351)
COMMON STOCKS – 6.2%
	Banks – 1.1%
20,000	Bank of America Corp.	555,800
	Capital Markets – 1.9%
11,000	Blackstone, Inc.	942,040
	Financial Services – 2.8%
4,500	Berkshire Hathaway, Inc., Class B (a) (b)	1,444,860
	Insurance – 0.4%
150	Markel Corp. (b)	197,210
	Total Common Stocks	3,139,910
	(Cost $2,798,007)
REAL ESTATE INVESTMENT TRUSTS – 3.6%
	Mortgage Real Estate Investment Trusts – 3.6%
110,000	AGNC Investment Corp. (a)	1,010,900
Shares	Description	Value

	Mortgage Real Estate Investment Trusts (Continued)
41,250	Annaly Capital Management, Inc. (a)	$778,800
	Total Real Estate Investment Trusts	1,789,700
	(Cost $2,812,871)
	Total Investments – 114.0%	57,469,090
	(Cost $69,074,229)
	Outstanding Loan – (17.1)%	(8,600,000)
	Net Other Assets and Liabilities – 3.1%	1,551,142
	Net Assets – 100.0%	$50,420,232

(a)	All or a portion of this security serves as collateral on the outstanding loan. At May 31, 2023, the segregated value of these securities amounts to $36,817,193.
(b)	Non-income producing security.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks - Business Development Companies*	$ 52,539,480	$ 52,539,480	$ —	$ —
Common Stocks*	3,139,910	3,139,910	—	—
Real Estate Investment Trusts*	1,789,700	1,789,700	—	—
Total Investments	$ 57,469,090	$ 57,469,090	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Assets and Liabilities
May 31, 2023 (Unaudited)
ASSETS:
Investments, at value (Cost $69,074,229)	$ 57,469,090
Cash	1,637,348
Foreign currency (Cost $26)	20
Dividends receivable	51,283
Prepaid expenses	16,289
Total Assets	59,174,030
LIABILITIES:
Outstanding loan	8,600,000
Payables:
Interest and fees on loan	53,178
Investment advisory fees	50,059
Audit and tax fees	29,633
Trustees’ fees and expenses	7,614
Shareholder reporting fees	6,203
Administrative fees	2,563
Transfer agent fees	1,517
Legal fees	1,326
Custodian fees	947
Financial reporting fees	758
Total Liabilities	8,753,798
NET ASSETS	$50,420,232
NET ASSETS consist of:
Paid-in capital	$ 112,585,487
Par value	143,676
Accumulated distributable earnings (loss)	(62,308,931)
NET ASSETS	$50,420,232
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$3.51
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	14,367,591
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Operations
For the Six Months Ended May 31, 2023 (Unaudited)
INVESTMENT INCOME:
Dividends	$ 3,237,962
Interest	16,087
Total investment income	3,254,049
EXPENSES:
Investment advisory fees	302,232
Interest and fees on loan	291,359
Audit and tax fees	29,050
Shareholder reporting fees	23,933
Administrative fees	10,895
Listing expense	10,554
Trustees’ fees and expenses	9,130
Transfer agent fees	9,113
Legal fees	6,147
Financial reporting fees	4,612
Custodian fees	2,000
Other	3,984
Total expenses	703,009
NET INVESTMENT INCOME (LOSS)	2,551,040
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	112,459
Net change in unrealized appreciation (depreciation) on investments	(3,476,418)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,363,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(812,919)

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statements of Changes in Net Assets
	Six Months Ended 5/31/2023 (Unaudited)	Year Ended 11/30/2022
OPERATIONS:
Net investment income (loss)	$ 2,551,040	$ 3,758,321
Net realized gain (loss)	112,459	(2,032,454)
Net change in unrealized appreciation (depreciation)	(3,476,418)	(5,577,903)
Net increase (decrease) in net assets resulting from operations	(812,919)	(3,852,036)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,370,653)	(4,009,322)
Return of capital	—	(731,983)
Total distributions to shareholders	(2,370,653)	(4,741,305)
Total increase (decrease) in net assets	(3,183,572)	(8,593,341)
NET ASSETS:
Beginning of period	53,603,804	62,197,145
End of period	$ 50,420,232	$ 53,603,804
COMMON SHARES:
Common Shares at end of period	14,367,591	14,367,591
See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Statement of Cash Flows
For the Six Months Ended May 31, 2023 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(812,919)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(4,122,659)
Sales, maturities and paydown of investments	5,495,465
Net realized gain/loss on investments	(112,459)
Net change in unrealized appreciation/depreciation on investments	3,476,418
Changes in assets and liabilities:
Decrease in dividends receivable	54,787
Increase in prepaid expenses	(13,325)
Increase in interest and fees payable on loan	17,295
Decrease in investment advisory fees payable	(943)
Decrease in audit and tax fees payable	(29,620)
Increase in legal fees payable	642
Decrease in shareholder reporting fees payable	(6,208)
Increase in administrative fees payable	127
Increase in custodian fees payable	128
Decrease in transfer agent fees payable	(14)
Increase in trustees’ fees and expenses payable	4,555
Decrease in financial reporting fees payable	(13)
Decrease in other liabilities payable	(127)
Cash provided by operating activities		$3,951,130
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(3,555,979)
Cash used in financing activities		(3,555,979)
Increase in cash and foreign currency		395,151
Cash and foreign currency at beginning of period		1,242,217
Cash and foreign currency at end of period		$1,637,368
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$274,064

See Notes to Financial Statements

First Trust Specialty Finance and Financial Opportunities Fund (FGB)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 5/31/2023 (Unaudited)	Year Ended November 30,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 3.73	$ 4.33	$ 3.44	$ 5.92	$ 5.78	$ 6.42
Income from investment operations:
Net investment income (loss)	0.18	0.26	0.26	0.33	0.58	0.66
Net realized and unrealized gain (loss)	(0.23)	(0.53)	0.96	(2.37)	0.22	(0.60)
Total from investment operations	(0.05)	(0.27)	1.22	(2.04)	0.80	0.06
Distributions paid to shareholders from:
Net investment income	(0.17)	(0.28)	(0.30)	(0.44)	(0.40)	(0.63)
Return of capital	—	(0.05)	(0.03)	—	(0.26)	(0.07)
Total distributions paid to Common Shareholders	(0.17)	(0.33)	(0.33)	(0.44)	(0.66)	(0.70)
Net asset value, end of period	$3.51	$3.73	$4.33	$3.44	$5.92	$5.78
Market value, end of period	$2.95	$3.49	$4.00	$3.28	$5.90	$6.07
Total return based on net asset value (a)	(0.96)%	(5.60)%	36.49%	(34.67)%	14.58%	1.09%
Total return based on market value (a)	(11.04)%	(4.39)%	32.23%	(37.49)%	8.74%	6.83%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 50,420	$ 53,604	$ 62,197	$ 49,437	$ 85,054	$ 82,960
Ratio of total expenses to average net assets	2.71% (b)	2.02%	1.78%	2.35%	2.56%	2.38%
Ratio of total expenses to average net assets excluding interest expense	1.59% (b)	1.53%	1.49%	1.78%	1.60%	1.58%
Ratio of net investment income (loss) to average net assets	9.84% (b)	6.44%	6.35%	8.87%	9.95%	10.79%
Portfolio turnover rate	7%	5%	8%	20%	7%	12%
Indebtedness:
Total loan outstanding (in 000’s)	$ 8,600	$ 8,600	$ 8,600	$ 6,500	$ 25,000	$ 25,000
Asset coverage per $1,000 of indebtedness (c)	$ 6,863	$ 7,233	$ 8,232	$ 8,606	$ 4,402	$ 4,318

(a)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(b)	Annualized.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
1. Organization
First Trust Specialty Finance and Financial Opportunities Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FGB” on the New York Stock Exchange (“NYSE”).
The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing, under normal market conditions, at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC (“Confluence” or the “Sub-Advisor”) believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. “Managed Assets” means the total asset value of the Fund minus the sum of its liabilities, other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”), and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
2)	the type of security;
3)	the size of the holding;
4)	the initial cost of the security;
5)	transactions in comparable securities;
6)	price quotes from dealers and/or third-party pricing services;
7)	relationships among various securities;
8)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
9)	an analysis of the issuer’s financial statements;
10)	the existence of merger proposals or tender offers that might affect the value of the security; and
11)	other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur;
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
9)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2023, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
The Fund holds shares of business development companies (“BDCs”). The Fund records the character of distributions received from the BDCs during the year based on estimates available. The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.
Distributions received from the Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2022, was as follows:
Distributions paid from:
Ordinary income	$4,009,322
Capital gains	—
Return of capital	731,983
As of November 30, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(49,410,705)
Net unrealized appreciation (depreciation)	(8,529,328)
Total accumulated earnings (losses)	(57,940,033)
Other	(1,185,326)
Paid-in capital	112,729,163
Total net assets	$53,603,804
D. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2022, the Fund had $49,410,705 of non-expiring capital loss carryforwards for federal income tax purposes.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2022, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of May 31, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$69,074,229	$3,988,338	$(15,593,477)	$(11,605,139)
E. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Confluence serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust from its investment advisory fee.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2023, were $4,122,659 and $5,495,465, respectively.

Notes to Financial Statements (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
5. Borrowings
The Fund has a committed facility agreement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Facility except upon 179 calendar days’ prior notice. The interest rate under the BNP Facility is equal to the SOFR plus 95 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.55% on the undrawn amount.
The average amount outstanding for the six months ended May 31, 2023 was $8,600,000, with a weighted average interest rate of 5.51%. As of May 31, 2023, the Fund had outstanding borrowings of $8,600,000, which approximates fair value, under the BNP Facility. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2023 were 6.01% and 4.75%, respectively, and the interest rate at May 31, 2023 was 6.01%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Financial Sector Concentration Risk
Under normal market conditions, the Fund concentrates its investments (i.e., invests at least 25% of its total assets) in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of First Trust Specialty Finance and Financial Opportunities Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Ms. Keefe was 10,389,668 and the number of votes withheld was 390,124.  The number of votes cast in favor of Mr. Keith was 10,349,329 and the number of votes withheld was 430,463. Richard E. Erickson, Thomas R. Kadlec, James A. Bowen and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Business Development Company (“BDC”) Risk. The Fund invests in closed-end funds that have elected to be treated as BDCs. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising, and investments in these companies present a greater risk of loss due to the companies’ youth and limited track record. BDCs are also generally more susceptible to competition and economic and market changes due to limited products and market shares. A BDC’s portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective, and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Certain BDCs in which the Fund invests employ the use of leverage in their portfolios through borrowings or in the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, the leverage also subjects the BDC to increased risks, including the likelihood of increased volatility and the possibility that the BDC’s common share income will fall if the dividend rate on any preferred shares or the interest rate on any borrowings rises. In addition, the market price for BDCs, together with other dividend paying stocks, may be negatively affected by a rise in interest rates. Alternatively, declining interest rates could adversely impact the earnings of BDCs in which the Fund invests, as new loan originations would likely be made at lower yields. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Financial Sector Concentration Risk. Under normal market conditions, the Fund concentrates its investments (i.e., invests at least 25% of its total assets) in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company’s financial condition or prospects, could adversely affect its business. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result. Leasing companies may be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

Illiquid Securities Risk. The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Income and Interest Rate Risk. The income common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings may decline which then may adversely affect the Fund’s distributions on its common shares as well. The Fund’s income also would likely be adversely affected when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage. To the extent the Fund uses leverage and invests in BDCs that also use leverage, the risks associated with leverage will be magnified, potentially significantly.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. For example, the coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, had negative impacts, and in many cases severe impacts, on markets worldwide. While the development of vaccines has slowed the spread of the virus and allowed for the resumption of reasonably normal business activity in the United States, many countries continue to impose lockdown measures in an attempt to slow the spread. Additionally, there is no guarantee that vaccines will be effective against emerging variants of the disease. Also, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe and the United States. These hostilities and sanctions resulting from these hostilities could have a significant impact on certain Fund investments as well as Fund performance. As the global pandemic and conflict in Ukraine have illustrated such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. These events also may adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value and the bid/ask spread on the Fund’s shares may widen.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, Confluence and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and Confluence currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to Confluence) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and Confluence have a financial incentive to leverage the Fund.

REIT, Mortgage-Related and Asset-Backed Securities Risk. Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited diversification due to investment in a limited number of properties or a particular market segment and are subject to the risks associated with obtaining financing for real property. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities. Additionally, certain REITs charge management fees, which may result in layering of management fees paid by the Fund.
In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Mortgage-related securities are susceptible to adverse economic, political or regulatory events that affect the value of real estate.  Mortgage-related securities are also significantly affected by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. In general, mortgage-related securities and asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk and valuation risk.

Specialty Finance and Other Financial Companies Risks. The profitability of specialty finance and other financial companies in which the Fund may invest is largely dependent upon the availability and cost of capital, and may fluctuate significantly in response to

Additional Information (Continued)
First Trust Specialty Finance and Financial Opportunities Fund (FGB)
May 31, 2023 (Unaudited)
changes in interest rates, as well as changes in general economic conditions. Any impediments to a specialty finance or other financial company’s access to capital markets, such as those caused by general economic conditions or a negative perception in the capital markets or the company’s financial condition or prospects, could adversely affect such company’s business. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Specialty finance and other financial companies are subject to rapid business changes, significant competition, value fluctuations due to the concentration of loans in particular industries significantly affected by economic conditions (such as real estate or energy) and volatile performance based upon the availability and cost of capital and prevailing interest rates. In addition, credit and other losses resulting from the financial difficulties of borrowers or other third parties potentially may have an adverse effect on companies in these industries.

Valuation Risk. The valuation of the Fund’s investments may carry more risk than that of traditional common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Specialty Finance and Financial Opportunities Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 7, 2023
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 7, 2023

* Print the name and title of each signing officer under his or her signature.